Revenue	12 Months Ended
Dec. 31, 2025
Receivables from contracts with customers [abstract]
Revenue	Revenue
Critical accounting estimates and judgments
The Company’s sales transactions may consist of various performance obligations that are satisfied at different times. It requires judgment to determine when different obligations are satisfied, including whether enforceable commitments for further obligations exist and when they arise. Depending on the determination of the performance obligations and the point in time or period over which those obligations are fulfilled, this may result in all revenue being calculated at inception, and either being recognized at once, or on contract completion or spread over the term of a longer performance obligation.

In accounting for contracts that contain promises to deliver more than one good or service, management has to determine how to allocate the total transaction price to the performance obligations of the contract. The total transaction price of a customer contract is allocated to the distinct performance obligations under the contract based on their standalone selling prices (“SSP”), the determination of which can require significant judgment from management. The best evidence of this is an observable price from the standalone sales of the good or service to similarly situated customers. However, where standalone selling prices are not observable, it requires judgment to estimate the cost of satisfying a performance obligation and adding an appropriate margin to that good or service. In some cases, SSP is not available and the residual approach is used to determine the stand-alone selling price of certain performance obligations.
Accounting policies
Revenue represents amounts received and receivable from third parties for goods supplied and services rendered to customers. Revenues are reported net of rebates and discounts and net of sales and value added taxes in an amount that reflects the consideration that is expected to be received for goods or services. The majority of the sales revenue is recognized: (i) when customers generate analyses on their patient data through the SOPHiA DDM Platform, (ii) when consumables, namely DNA enrichment kits, are delivered to customers at which point control transfers, (iii) when services, namely set-up programs, are performed and (iv) over the duration of the software licensing arrangements for the Alamut software offerings.
Products and services are sold both directly to customers and through distributors, generally under agreements with payment terms typically of 30 to 60 days and in rare cases with payment terms extended up to 180 days. Therefore, contracts do not contain a significant financing component.
For all contracts with customers the following steps are performed to determine the amount of revenue to be recognized and when it should be recognized: (1) identify the contract or contracts; (2) determine whether the promised goods or services are performance obligations, including whether they are distinct in the context of the contract; (3) measure the transaction price, including the constraint on variable consideration; (4) allocate the transaction price to the performance obligations based on estimated selling prices; and (5) recognize revenue when (or as) each performance obligation is satisfied.
SOPHiA DDM Platform
The majority of the SOPHiA DDM Platform revenue is derived from each use of the SOPHiA DDM Platform by customers to generate analyses on their patient data. Analysis revenue is recognized as analysis results are made available to the customer on the SOPHiA DDM Platform. The Company recognizes accrued contract revenue in accounts receivable for any analyses performed by customers that have not been invoiced at the reporting date and where the right to consideration is unconditional. Any payments received in advance of customers generating analyses are recorded as deferred contract revenue until the analyses are performed.
Customers use the SOPHiA DDM Platform to perform analyses under three different models: dry lab access; bundle access; and integrated solutions.
For dry lab contracts, customers use the testing instruments and consumables of their choice and the SOPHiA DDM Platform and algorithms for variant detection and identification. In these arrangements, the Company has identified one performance obligation, which is the delivery of the analysis result to the customer.
For bundle arrangements, customers purchase a DNA enrichment kit along with each analysis. Customers use the DNA enrichment kit in the process of performing their own sequencing of each sample. Customers then upload their patient data to the SOPHiA DDM Platform for analysis. In these arrangements, the Company has identified two performance obligations: the delivery of the DNA enrichment kits and the performance of the analyses. Revenue is recognized for the DNA enrichment kits when control of products has transferred to the customer, which is generally at the time of delivery, as this is when title and risk of loss have been transferred. Revenue for the performance of the analyses is recognized on delivery of the analysis results to the customer. Refer to "—Arrangements with multiple performance obligations” below for how revenue is allocated between the performance obligations.
Deferred contract revenue balances relating to analyses not performed within 12 months from the date of the delivery date are recognized as revenue. This policy is not based on contractual conditions but on the Company’s experience of customer behavior and expiration dates of the kits associated with the analyses.
For integrated arrangements, customers have their samples processed and sequenced through selected SOPHiA DDM Platform partners within the clinical network and access their data through the SOPHiA DDM Platform. The Company has identified one performance obligation, which is delivery of the analysis results to the customer through the SOPHiA DDM Platform.
The Company also sells access to its Alamut software application (“Alamut”) through the SOPHiA DDM Platform. Some arrangements with customers allow customers to use Alamut as a hosted software service over the contract period without the customer taking possession of the software. Other customers take possession of the software, but the utility of that software is limited by access to the Company’s proprietary SOPHiA database, which is provided to the customer on a fixed term basis. Under both models, revenue is recognized on a straight-line basis over the duration of the agreement.
The Company also derives revenue from the SOPHiA DDM Platform by providing services to biopharma customers who engage the Company to (i) develop and perform customized genomic analyses and/or (ii) access the database for use in clinical trials and other research projects.
The Company does enter into biopharma contracts that contain multiple products or services or non-standard terms and conditions. The biopharma contracts are generally unique in nature and each contract is assessed upon execution. Contracts may contain multiple performance obligations or performance obligations that are recognized overtime, at a point-in-time, or a combination depending on the Company’s ability to satisfy the requirements to recognize revenue over time and reasonably estimate the amount of revenue to recognize. See "—Arrangements with multiple performance obligations” below for further discussion on treatment of biopharma contracts.
Generally, the primary performance obligation in these arrangements is the delivery of analysis results in the form of a final report, resulting in revenue being recognized, in most cases, upon the issuance of the final report or successful recruitment of clinical trial participants.
Workflow materials and services
Revenue from workflow materials and services includes all revenue from the sale of materials and services that do not form part of a contract for the provision of platform services. These include the provision of set-up programs and training and the sale of kits and tests that are not linked to use of the platform. Set-up programs and training are typically combined with a customer’s first order prior to the customer beginning to use the SOPHiA DDM Platform.
Revenue from services is generally recognized when the services are performed. Revenue from materials is recognized when control of the goods is transferred to the customer, generally at the time of delivery. This category of revenue also includes the revenue from the sale of DNA sequencing automation equipment accounted for under IFRS 16, Leases (“IFRS 16”), leasing and the fees charged for the maintenance of this equipment.
Arrangements with multiple performance obligations
The Company sells different combinations of analyses, consumables, and services to its customers under its various SOPHiA DDM Platform models.
The Company has determined that the stand-alone selling prices for services and DNA enrichment kits are directly observable. For set-up programs and training sold along with dry lab arrangements or bundle arrangements, the stand-alone selling price of these services is determined on a time and materials basis. For DNA enrichment kits sold as part of a bundle, the SSP is based on an expected cost-plus-margin approach of the kit portion of the bundle.
The Company has determined that the SSP for the analyses, in both a dry lab arrangement and bundle arrangement, is highly variable and therefore a representative SSP is not discernible from past transactions. As a result, the residual approach is used to determine the stand-alone selling price of the analyses in dry lab arrangements that include services and in bundle arrangements that include DNA enrichment kits and, in some cases, services.
For bundle contracts with a fixed term that also include providing the customer with DNA sequencing automation equipment, the Company determines if there is an IFRS 16 leasing component. In these arrangements the Company provides DNA sequencing automation equipment to the customer over the fixed term and at completion of the contract term the customer takes possession of the equipment. If the Company has determined that it is a dealer lessor, provision of this equipment to the customer is classified as a finance lease. Over the term of the agreement, the minimum lease payment is deducted from the proceeds of the bundle sales in order to reduce the net investment in the corresponding lease receivable over the contract term and interest income is recognized as the discount on the lease receivable unwinds. The remaining proceeds from the contract are accounted for under IFRS 15, Revenue from Contracts with Customers (“IFRS 15”), using the policies described above.
The Company assesses biopharma contracts upon execution of each contract given their unique nature. The Company establishes each performance obligation within the contract and determines the appropriate value to be ascribed to each performance obligation. When relevant the Company utilizes previous established SSPs of its dry lab and bundle solutions or other service. When the performance obligation is specific to only the contract the Company utilizes all available information to reasonably estimate the correct value allocated to the performance obligation.
Contract balances
Deferred contract costs
Deferred contract costs comprise deferred fulfillment costs related to biopharma, prepayments on contracts, and prepaid maintenance costs relating to DNA sequencing automation equipment.
Costs are incurred to fulfill obligations under certain contracts once obtained, but before transferring goods or services to the customer. Fulfillment costs are recognized as an asset, provided these costs are not addressed by other accounting standards, if the following criteria are met: (i) the costs relate directly to a contract or an anticipated contract that the Company can specifically identify, (ii) the costs generate or enhance resources of the Company that will be used in satisfying (or continuing to satisfy) performance obligations in the future and (iii) the costs are expected to be recovered.
The asset recognized from deferring the costs to fulfill a contract is recorded in the consolidated balance sheet as deferred contract costs within other current assets and amortized on a systematic basis consistent with the pattern of the transfer of the goods or services to which the asset relates, which depends on the nature of the performance obligation(s) in the contract. The amortization of these assets is recorded in cost of revenue.
The timing of revenue recognition and billings can result in accrued contract revenue, which is presented within accounts receivable in the consolidated balance sheet and deferred contract revenue which is presented on the face of the consolidated balance sheet.
Accrued contract revenue
Accrued contract revenue relates to revenue recognized from satisfied performance obligations prior to invoicing and is primarily related to Dry Lab to be invoiced for the most recently completed month and some portions of biopharma contracts.
Deferred contract revenue
Deferred contract revenue relates to prepayments received from customers before revenue is recognized and is primarily related to SOPHiA DDM Platform analyses invoiced in advance of the customers performing the analyses, deferred Alamut software revenue, and progress payments received as part of biopharma contracts.
Deferred contract revenue brought forward as of January 1, 2025 and 2024 amounts to $5.7 million and $9.5 million, respectively. During the twelve months ended December 31, 2025 and 2024, the Company satisfied the performance obligations associated with that deferred contract revenue to the extent that revenue was recognized of $5.7 million and $9.5 million, respectively.
The majority of the platform revenue is derived from contracts with an original expected length of one year or less. There are also certain biopharma and Alamut contracts in which performance obligations extend over multiple years, however, these contracts are immaterial. The Company has elected to apply the practical expedient not to disclose the value of remaining performance obligations associated with these types of contracts.
Disaggregated revenue
When disaggregating revenue, the Company considered all of the economic factors that may affect its revenues. The Company assesses its revenues by four geographic regions Europe, the Middle East, and Africa (“EMEA”); North America (“NORAM”); Latin America (“LATAM”); and Asia-Pacific (“APAC”). Additionally, the Company assesses revenues generated in its domiciled country and any country with significant revenue. The following table disaggregates the Company's revenue from contracts with customers by geographic market (in USD thousands):

	Years ended December 31,
	2025	2024	2023

Switzerland	$1,776	$1,494	$1,432
France	11,317	10,333	10,076
Italy	10,805	9,983	8,554
Spain	6,027	5,788	6,512
Rest of EMEA	25,651	19,331	17,384
EMEA	$55,576	$46,929	$43,958

United States	$10,872	$9,323	$9,465
Rest of NORAM	2,528	1,977	1,261
NORAM	$13,400	$11,300	$10,726

LATAM	$3,086	$2,890	$3,990

APAC	$5,209	$4,054	$3,697
Total revenue	$77,271	$65,173	$62,371
Revenue streams
The Company’s revenue from contracts with customers has been allocated to the revenue streams indicated in the table below (in USD thousands):

	Year ended December 31,
	2025	2024	2023
SOPHiA DDM Platform	$74,915	$63,546	$60,904
Workflow equipment and services	2,356	1,627	1,467
Total revenue	$77,271	$65,173	$62,371
Workflow equipment and services includes revenues from payments from leased equipment recognized under IFRS 16, Leases. During the years ended December 31, 2025, 2024, and 2023, the Company recognized no revenue, $0.1 million, and $0.1 million, respectively related to leased equipment.
Major Customers
Revenues from one customer, a distributor for the Company, represented approximately $8.7 million and $8.2 million of the Company’s total revenues for the fiscal years ended December 31, 2025 and 2024, respectively. The Company did not have revenues greater than 10% from a single customer in the fiscal year ended December 31, 2023.